Fees Summary	Oct. 27, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	264,177
Total Transaction Valuation	1,912,933,825
Total Offset Amount	0
Net Fee	$ 264,177